[The American Funds Group(r)]

Capital Income Builder

Semi-Annual Report 2000
For the six months ended April 30

[cover illustration: photographs of satellite dish, satellite, architectural columns]


The goal of Capital Income Builder(r) is to provide a growing dividend - with higher income distributions every quarter as far as possible - together with a current yield which exceeds that paid by U.S. stocks generally.

Capital Income Builder is one of 29 American Funds, the nation's third - largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the total returns and average annual compound returns on a $1,000 investment for periods ended March 31, 2000 (the most recent calendar quarter), with all distributions reinvested, assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods - 10 years: +205.66%, or +11.82% a year; 5 years:
+77.85%, or +12.20% a year; 1 year: -7.51%. Results for Class B shares are not shown because of the brief time between their introduction on March 15 and the end of the fund's fiscal period. The fund's 30-day yield as of May 31, 2000, calculated in accordance with the Securities and Exchange Commission formula, was 4.48%.

Please see the back cover for important information about Class A and B shares.

Figures shown are past results and are not predictive of future results. Share price and return will vary, so you may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund's prospectus.



FELLOW INVESTORS:

In a six-month period marked by severe stock market turbulence, Capital Income Builder continued to provide shareholders with a generous income stream. Unfortunately, the six months were not kind to dividend-paying stocks, and CIB's income return only partially offset a decline in the value of your shares.

Amid declining stock prices, the fund's net asset value fell to $41.15 per share at April 30 from $44.90 six months earlier, resulting in a total return of -2.9%. That was lower than the -0.7% average return of the 221 equity-income funds tracked by Lipper Inc. Standard & Poor's 500 Stock Composite Index, meanwhile, returned 7.2%.


DIVERGENT PATHS FOR STOCKS

While it is always disappointing to see a negative return, even over so short a time, we would emphasize that this six-month reporting period, from November 1 to April 30, was characterized by unusually divergent trends among different types of stocks. At one end of the spectrum, technology stocks soared to unprecedented heights. At the other, banks and so-called "bricks-and-mortar" companies - sectors that typically produce higher dividends - were hamstrung by investor concerns about the impact of rising interest rates on future earnings.

Notwithstanding the recent euphoria over the highest flying stocks, it is important to remember the relative stability a good income flow can provide in a down market and the significant contributions that reinvested dividends have made to total stock market returns. Indeed, in every decline of 10% or more in the S&P 500 Index over the fund's 13-year lifetime, Capital Income Builder held up better. It once again provided some cushion near the end of the reporting period, when technology-related issues turned down sharply, pulling down broader market levels. From its high on March 24 to its April 14 calendar-year low, the S&P 500 Index fell nearly 11%. During that same three-week time frame, the value of your investment in CIB declined less than 1%.


RISING INCOME

In keeping with its objective of growing income, we are pleased to note that the dividend for June 2000 rose by a half-cent a share, to 50 cents. For shareholders who reinvested the December capital gain distribution of $1.54, this latest dividend income is 7% more than in the same period a year before, and 114% higher than CIB's first full-quarter payment in December 1987, for an average annual compound growth rate for income of 6.3%. As the "stair-step" chart below makes clear, the fund's dividend growth has outpaced the rate of inflation by a wide margin.

That growth is particularly noteworthy given the stock market's low-yield environment. CIB's 4.8% dividend rate for April was about four times the 1.2% rate of the S&P 500 Index.



[Begin sidebar]
CIB'S QUARTERLY DIVIDENDS COMPARED WITH INFLATION
Dividends as declared and as adjusted for reinvested capital gains

[Begin Bar Chart]
(cents per share)
(Index: December 1987 = 100)

                                          Additional income earned          Inflation=

                                          on initial shares if the          Consumer Price

                                          capital gain distributions        Index (through

Fiscal Quarters          Dividend         were reinvested                   March 2000)

4 Aug-Oct 1987           22+              -                                 -

1 Nov-Jan 1988           28               -                                 100

2 Feb-Apr 1988           28.5             -                                 101

3 May-Jul 1988           29               -                                 102.3

4 Aug-Oct 1988           29.5             -                                 103.8

1 Nov-Jan 1989           30               -                                 104.4

2 Feb-Apr 1989           30.5             -                                 106

3 May-Jul 1989           31               -                                 107.5

4 Aug-Oct 1989           31.5             -                                 108.3

1 Nov-Jan 1990           32.5             -                                 109.3

2 Feb-Apr 1990           33               -                                 111.5

3 May-Jul 1990           33.5             -                                 112.6

4 Aug-Oct 1990           34               -                                 115

1 Nov-Jan 1991           34.5             -                                 115.9

2 Feb-Apr 1991           35               -                                 117

3 May-Jul 1991           35.5             -                                 117.9

4 Aug-Oct 1991           36               -                                 118.9

1 Nov-Jan 1992           36.5             -                                 119.5

2 Feb-Apr 1992           37               .3                                120.7

3 May-Jul 1992           37.5             .3                                121.5

4 Aug-Oct 1992           38               .3                                122.4

1 Nov-Jan 1993           38.5             .3                                123

2 Feb-Apr 1993           39               .5                                124.4

3 May-Jul 1993           39.5             .5                                125.1

4 Aug-Oct 1993           40               .5                                125.7

1 Nov-Jan 1994           40.5             .5                                126.3

2 Feb-Apr 1994           41               .6                                127.6

3 May-Jul 1994           41.5             .6                                128.2

4 Aug-Oct 1994           42               .6                                129.5

1 Nov-Jan 1995           42.5             .6                                129.7

2 Feb-Apr 1995           43               .8                                131.2

3 May-Jul 1995           43.5             .8                                132.1

4 Aug-Oct 1995           44               .8                                132.8

1 Nov-Jan 1996           44.5             .8                                133

2 Feb-Apr 1996           45               1.4                               134.9

3 May-Jul 1996           45.5             1.5                               135.8

4 Aug-Oct 1996           46               1.5                               136.7

1 Nov-Jan 1997           46.5             1.5                               137.4

2 Feb-Apr 1997           46.5             1.6                               137.4

3 May-Jul 1997           47.0             2.4                               138.9

4 Aug-Oct 1997           47.5             2.4                               139.7

1 Nov-Jan 1998           48.0             1.6                               139.8

2 Feb-Apr 1998           48.0             4.2                               140.6

3 May-Jul 1998           48.5             4.2                               141.2

4 Aug-Oct 1998           49.0             4.3                               141.8

1 Nov-Jan 1999           49.5             4.3                               142.0

2 Feb-Apr 1999           48.0             7.3                               143.0

3 May-Jul 1999           48.5             7.4                               144.0

4 Aug-Oct 1999           49.0             7.5                               145.5

1 Nov-Jan 2000           49.5             7.6                               145.8

2 Feb-Apr 2000           49.5             9.7                               148.3

3 May-July 2000          50.0             9.8

[End Bar Chart]

Dividend
Additional income earned on initial shares if capital gain distributions were reinvested.
Inflation = Consumer Price Index (through March 2000)
Fiscal Quarters:
1 November-January
2 February-April
3 May-July
4 August-October
+Not a full quarter
[End sidebar]


TELECOMMUNICATIONS STRONG, BANKS WEAK

Among industries that are well-represented in the fund, telecommunications stocks continued to do well during the six months. The Morgan Stanley Capital International Telecommunications Index appreciated 12% in price and yielded 1.3%. Meanwhile, utility issues fell 1% in price, although they provided a relatively generous yield of 3.4%. Bank stocks likewise foundered and were largely responsible for the fund's poor showing during the six months. Banks, which account for 17% of net assets, had an average yield of 2.7%, but stock prices fell some 18%, as inflationary pressures led the Federal Reserve to increase short-term interest rates three times from November to April (and again, by half a point, in May). Despite the recent weakness, we believe that CIB's bank holdings remain attractive long-term investments.*

*Industry returns and yields based on comparable Morgan Stanley Capital International indexes.

Regardless of broader trends, our focus has always been on the income prospects of individual companies, not industries, and we are pleased to note that many of the fund's largest holdings outpaced their average industry yields. Among them, First Union, CIB's largest holding, yielded 6.0% at April 30; Scottish & Southern Energy increased its dividend 23.5% to yield 4.9%; and Telecom Italia yielded 2.3%, reflecting a 42.9% rise in its yearly dividend.

With U.S. stock yields so low, we have been looking elsewhere to help achieve our objective of above-average and rising income. A growing portion of our stock assets - close to half at April 30 - are concentrated in companies based outside this country, where dividend yields have tended to be a bit higher. We have also increased our exposure to bonds, which have provided a yield advantage in this rising-interest-rate environment.


PATIENCE IS KEY

It is never easy to see the value of an investment decline, but just as we temper our enthusiasm about unusually strong short-term gains, so, too, do we take a measured view of sudden downturns. Experience has taught us that better yielding stocks should return to winning form; in the meantime, buying opportunities abound and we are finding very attractive values. We firmly believe that for investors seeking above-average income, Capital Income Builder's focus on identifying companies with strong dividend prospects is a sensible long-term strategy. The current stock market turbulence may bear out the wisdom of that approach sooner rather than later.

As always, we counsel patience. We thank you for your continued confidence, and look forward to reporting to you again in six months.

Cordially,

/s/ Paul G. Haaga Jr.    /s/ James B. Lovelace
Paul G. Haaga, Jr.       James B. Lovelace
Chairman of the Board    President

June 13, 2000


Capital Income Builder, Inc.                                                                                Unaudited
Investment Portfolio April 30, 2000


                                                                                Shares or        Market       Percent
                                                                                Principal         Value        of Net
Equity Securitites                                                                 Amount    (Millions)        Assets
--------------------------------------------                                  -----------   -----------   -----------
ENERGY
ENERGY SOURCES  -  4.61%
BP Amoco PLC (ADR)                                                               1,000,000      $51.000          .70%
Chevron Corp.                                                                    1,000,000        85.125          1.16
Fortum Oyj                                                                       4,600,000        17.174           .24
Kerr-McGee Corp.                                                                   282,800        14.635           .20
Phillips Petroleum Co.                                                           1,035,200        49.107           .67
Royal Dutch Petroleum Co. (New York registered)                                    880,000        50.490
"Shell" Transport and Trading Co., PLC (New York                                 1,100,000        53.075          1.42
registered)
Ultramar Diamond Shamrock Corp.                                                    650,000        16.087           .22
UTILITIES: ELECTRIC & GAS  -  8.44%
Australian Gas Light Co.                                                         1,168,320         6.077           .08
Central and South West Corp.                                                     1,950,000        42.291           .58
Coastal Corp. 6.625% FELINE PRIDES convertible                                     280,000         8.295           .11
 preferred 2002
Consolidated Edison, Inc.                                                          900,000        31.669           .43
DPL Inc.                                                                            86,936         2.021           .03
GPU, Inc.                                                                          499,100        14.006           .19
KeySpan Corp.                                                                      312,800         9.189           .13
National Power PLC                                                              10,600,000        47.996           .66
NiSource Inc.                                                                    3,101,200        57.372           .78
Northeast Utilities                                                                263,200         5.659           .08
Pinnacle West Capital Corp.                                                      2,500,000        87.812          1.20
PowerGen PLC                                                                     1,600,000        10.077           .14
Scottish and Southern Energy PLC                                                13,840,000       116.612          1.59
Sierra Pacific Resources                                                           920,000        13.915           .19
Southern Co.                                                                       940,000        23.441           .32
Williams Companies, Inc.                                                         3,383,250       126.238          1.73
Wisconsin Energy Corp.                                                             690,000        14.749           .20
                                                                                            -----------   -----------
                                                                                                 954.112         13.05
                                                                                            -----------   -----------

MATERIALS
CHEMICALS  -  0.19%
Hickson International PLC                                                        8,700,000         3.384           .05
RPM, Inc.                                                                        1,000,000        10.125           .14
FOREST PRODUCTS & PAPER  -  1.95%
Chesapeake Corp.                                                                   300,000         9.375           .13
Georgia-Pacific Corp., Georgia-Pacific Group                                       480,000        19.440           .27
7.50% PEPS convertible preferred 2004, units
Louisiana-Pacific Corp.                                                          1,200,000        16.050           .22
PaperlinX Ltd.                                                                   4,500,000         8.113           .11
Potlatch Corp.                                                                   1,047,900        41.327           .56
Rayonier Inc.                                                                      465,600        21.854           .30
Stora Enso Oyj                                                                     800,000         8.268           .11
Westvaco Corp.                                                                     600,000        18.525           .25
METALS: NONFERROUS  -  0.63%
Billiton PLC                                                                    12,500,000        46.388           .63
MISCELLANEOUS MATERIALS & COMMODITIES  -  0.41%
De Beers Consolidated Mines Ltd.                                                   850,000        17.459           .24
Iluka Resources Ltd.                                                             5,599,000        12.270           .17
                                                                                            -----------   -----------
                                                                                                 232.578          3.18
                                                                                            -----------   -----------

CAPITAL EQUIPMENT
ELECTRICAL & ELECTRONICS  -  0.59%
Hubbell Inc., Class B                                                            1,667,800        43.467           .59
ELECTRONIC INSTRUMENTS  -  0.04%
Thermo Instrument Systems Inc. 4.50% convertible                                $3,000,000         2.771           .04
debentures 2003 (1)
ENERGY EQUIPMENT  -  0.39%
IHC Caland NV                                                                      700,000        28.365           .39
INDUSTRIAL COMPONENTS  -  0.43%
Tomkins PLC                                                                     10,250,000        31.460           .43
MACHINERY & ENGINEERING  -  0.15%
Foster Wheeler Corp.                                                             1,200,000        11.025           .15
                                                                                            -----------   -----------
                                                                                                 117.088          1.60
                                                                                            -----------   -----------

CONSUMER GOODS
APPLIANCES & HOUSEHOLD DURABLES  -  0.17%
Newell Rubbermaid Inc.                                                             500,000        12.594           .17
AUTOMOBILES  -  1.65%
Ford Motor Co.                                                                   2,212,600       121.002          1.65
BEVERAGES & TOBACCO  -  3.23%
Altadis SA (formerly Societe National d'Exploitation                             1,820,827        21.306           .29
Industrielle des Tabacs et Allumettes "SEITA")
Foster's Brewing Group Ltd.                                                     19,488,200        49.268           .67
Gallaher Group PLC                                                               8,800,000        43.475           .60
Philip Morris Companies Inc.                                                     3,165,000        69.234           .95
R.J. Reynolds Tobacco Holdings, Inc.                                             1,560,000        32.370           .44
UST Inc.                                                                         1,350,000        20.250           .28
FOOD & HOUSEHOLD PRODUCTS  -  0.78%
Devro PLC                                                                        5,000,000         4.588           .06
Nabisco Group Holdings Corp.                                                     1,500,000        19.312           .27
Sara Lee Corp.                                                                   2,200,000        33.000           .45
HEALTH & PERSONAL CARE  -  0.11%
Radiometer A/S                                                                     245,000         7.782           .11
                                                                                            -----------   -----------
                                                                                                 434.181          5.94
                                                                                            -----------   -----------

SERVICES
BROADCASTING & PUBLISHING  -  0.46%
Houston Industries, Inc. (converting to Time                                       150,000        22.209           .30
Warner Inc.) 7.00% ACES convertible preferred 2000
West Australian Newspapers Holdings Ltd.                                         3,817,917        11.714           .16
BUSINESS SERVICES  -  4.47%
American Water Works Co., Inc.                                                   1,850,000        41.972           .57
Autopistas del Mare Nostrum, SA Concesionaria del                                  750,000        11.030           .15
Estado
BRISA--Auto-Estradas de Portugal, SA (1)                                         1,950,000        13.797           .19
Cendant Corp. 7.50% FELINE PRIDES convertible                                      400,000         9.950           .19
preferred 2001
Cendant Corp., rights, 2001                                                        400,000         3.625
Hutchison Delta Finance Ltd. 7.00% convertible                                 $11,000,000        12.760           .17
debentures 2002 (1)
Hyder PLC                                                                        6,953,807        27.050           .37
Thames Water PLC                                                                 7,377,083        92.978          1.27
United Utilities PLC                                                            11,920,000       114.067          1.56
DIVERSIFIED TELECOMMUNICATION SERVICES  -  8.18%
BCT.TELUS Communications Inc.                                                    1,010,489        26.402           .36
Deutsche Telekom AG                                                                527,200        33.845           .46
Koninklijke PTT Nederland NV                                                     1,092,031       110.230          1.51
SBC Communications Inc.                                                          1,700,000        74.481          1.02
Swisscom AG                                                                        251,391        88.895          1.22
Telecom Argentina STET-France Telecom SA, Class B (ADR)                            359,200        10.035           .14
Telecom Corp. of New Zealand Ltd.                                               15,784,160        66.615
Telecom Corp. of New Zealand Ltd. (1)                                            8,380,000        35.367
Telecom Corp. of New Zealand Ltd. (ADR)                                             25,000          .848          1.40
Telecom Italia SpA                                                              24,103,800       151.118          2.07
LEISURE & TOURISM  -  0.82%
Host Marriott Financial Trust 6.75% QUIPS convertible                              400,000        14.450           .20
preferred 2026
Seagram Co. Ltd. 7.50% ACES convertible preferred                                  720,000        36.630           .50
2002, units
Sky City Ltd.                                                                    2,800,000         8.544           .12
MERCHANDISING  -  1.13%
J.C. Penney Co., Inc.                                                            1,550,000        21.409           .29
Safeway PLC                                                                     14,650,000        49.352           .67
Somerfield PLC                                                                  14,015,000        12.430           .17
TRANSPORTATION: AIRLINES  -  0.34%
Qantas Airways Ltd.                                                             11,500,000        24.665           .34
TRANSPORTATION: RAIL & ROAD  -  0.14%
Canadian National Railway Co. 5.25% convertible                                    220,000         9.900           .14
preferred 2029
                                                                                            -----------   -----------
                                                                                               1,136.368         15.54
                                                                                            -----------   -----------

FINANCE
BANKING  -  17.46%
ABN AMRO Holding NV                                                              1,262,722        26.044           .36
AmSouth Bancorporation                                                           2,750,000        40.047           .55
Australia and New Zealand Banking Group Ltd.                                     2,456,986        17.001           .23
BancWest Corp.                                                                     800,000        14.650           .20
Bank of America Corp.                                                            2,070,000       101.430          1.39
Bank of Nova Scotia                                                              4,241,600        96.713          1.32
BANK ONE CORP.                                                                   2,511,000        76.586          1.05
Barclays PLC                                                                     3,100,000        79.204          1.08
Comerica Inc.                                                                    1,250,000        52.969           .72
Commonwealth Bank of Australia                                                   1,326,000        20.210           .28
First Security Corp.                                                             1,600,000        22.600           .31
First Union Corp.                                                                4,895,706       156.051          2.13
Hang Seng Bank Ltd.                                                              2,450,000        22.569           .31
HSBC Holdings PLC                                                                3,049,749        34.065           .47
Huntington Bancshares Inc.                                                       2,150,000        39.237           .54
J.P. Morgan & Co. Inc.                                                             120,000        15.405           .21
KeyCorp                                                                          2,040,000        37.740           .52
Keystone Financial, Inc.                                                         1,062,650        15.940           .22
Lloyds TSB Group PLC                                                             4,000,000        39.087           .53
National Australia Bank Ltd.                                                     2,342,246        32.112           .44
National City Corp.                                                              1,600,000        27.200           .37
Royal Bank of Canada                                                             1,825,000        86.183          1.18
United Bankshares, Inc.                                                          1,775,000        38.717           .53
Valley National Bancorp                                                            600,000        15.788           .22
Wachovia Corp.                                                                   1,100,000        68.956           .94
Washington Mutual, Inc.                                                            600,000        15.337           .21
Westpac Banking Corp.                                                            7,293,755        46.589           .64
Wilmington Trust Corp.                                                             815,700        37.624           .51
FINANCIAL SERVICES  -  1.51%
Health Care Property Investors, Inc.                                             1,545,000        43.067           .59
Irish Life & Permanent PLC                                                       2,525,000        20.923           .29
OM Gruppen AB                                                                    1,100,000        45.802           .63
INSURANCE  -  2.79%
American General Corp.                                                             250,000        14.000           .19
Lincoln National Corp.                                                           1,720,000        59.877           .82
Ohio Casualty Corp.                                                                675,000        11.222           .15
Royal & Sun Alliance Insurance Group PLC                                         5,759,390        32.127           .44
Union des Assurances Federales                                                      75,000         9.903           .13
XL Capital Ltd.                                                                  1,630,800        77.667          1.06
REAL ESTATE  -  5.04%
AMB Property Corp.                                                               1,500,000        33.094           .45
Apartment Investment and Management Co., Class A                                 1,125,000        44.719           .61
Archstone Communities Trust                                                      4,784,585       103.467          1.42
Bradley Real Estate, Inc.                                                        1,045,000        18.875           .26
Cabot Industrial Trust                                                             695,000        13.379           .18
Castellum AB                                                                     1,000,000         9.290           .12
Equity Residential Properties Trust                                                545,000        24.798           .34
Glenborough Realty Trust Inc., Series A, 7.75%                                     314,300         4.793           .06
convertible preferred 2049
HKR International Ltd.                                                           7,380,800         2.890           .04
Kimco Realty Corp.                                                                 510,000        20.304           .28
Meditrust Corp., paired stock                                                    2,960,000         5.920           .08
ProLogis Trust                                                                   1,191,114        23.450           .32
Spieker Properties, Inc.                                                           250,000        11.078           .15
Washington Real Estate Investment Trust                                            145,500         2.337           .03
Weingarten Realty Investors                                                      1,260,000        51.030           .70
                                                                                            -----------   -----------
                                                                                               1,960.066         26.80
                                                                                            -----------   -----------

MULTI-INDUSTRY, GOLD MINES & MISCELLANEOUS
MULTI-INDUSTRY  -  0.25%
Hunting PLC                                                                      4,260,000         8.816           .12
Lend Lease Corp. Ltd.                                                              887,368         9.623           .13
GOLD MINES  -  0.60%
Anglogold Ltd.                                                                   1,145,000        43.651           .60
MISCELLANEOUS  -  0.97%
Equity securities in initial period of acquisition                                                70.680           .97
                                                                                            -----------   -----------
                                                                                                 132.770          1.82
                                                                                            -----------   -----------


                                                                                            -----------   -----------
TOTAL EQUITY SECURITIES (cost: $4,335.673 million)                                             4,967.163         67.93




                                                                                Principal        Market       Percent
                                                                                   Amount         Value        of Net
BONDS AND NOTES                                                                              (Millions)        Assets
--------------------------------------------                                  -----------   -----------   -----------

CORPORATE
Aflac Inc. 6.50% 2009                                                           11,000,000         9.810           .13
Airplanes Pass Through Trust, pass through certificates,                        12,945,581        12.764           .23
 Series 1, Class B, 6.635% 2019 (2,3)
Airplanes Pass Through Trust, pass-through certificates,                         5,154,273         4.584
 Series 1, Class C, 8.15% 2019 (2)
Allegiance Corp. 7.80% 2016                                                      3,000,000         2.922           .04
Allied Waste North America, Inc. 7.625% 2006                                     3,000,000         2.325           .03
Allstate Corp. 7.20%-7.875% 2005-2009                                           15,500,000        14.894           .20
Associates Corp. of North America 5.80% 2004                                    15,000,000        14.015           .19
Atlas Air, Inc., 1998-1 Pass Through Trust, Class A,                             8,701,215         7.870           .17
7.38% 2018 (2)
Atlas Air, Inc., 1998-1 Pass Through Trust, Class B,                             4,855,903         4.557
7.68% 2014 (2)
Bank One Corp. 6.875% 2006                                                       5,000,000         4.763           .07
Bear Stearns Commercial Mortgage Securities Inc.,                               29,147,628        28.193           .39
pass-through certificates, Series 1999-WF2, Class A-1,
6.80% 2031 (2)
Cable & Wireless Communications PLC 6.625%-6.75%                                 9,625,000         9.568           .13
2005-2008
Cablevision Systems Corp. 7.875%-8.125% 2007-2009                                5,500,000         5.242           .07
Canandaigua Wine Co., Inc. 8.625% 2006                                           4,000,000         3.900           .05
Century Communications Corp. 8.75% 2007                                          2,000,000         1.815           .03
Chancellor Media Corp. of Los Angeles 8.00% 2008                                 3,000,000         2.948           .04
Charter Communications Holdings, LLC 8.25% 2007                                  6,000,000         5.370           .07
Chase Commercial Mortgage Securities Corp., pass-through                         9,976,593         9.966           .14
 certificates, Series 2000-1, Class A-1, 7.656% 2032 (2)
Chase Credit Card Master Trust, Series 2000-1, Class C,                         10,000,000         9.968           .14
 6.608% 2004 (3)
Columbia Gas System, Inc., Series C, 6.80% 2005                                  2,000,000         1.852           .07
Columbia Gas System, Inc., Series G, 7.62% 2025                                  3,000,000         2.612
Columbia/HCA Healthcare Corp. 6.125%-6.91% 2000-2045                            51,830,000        50.181           .69
Container Corp. of America 9.75% 2003                                            9,835,000         9.761           .13
Continental Airlines, Inc., pass-through certificates,                           2,663,204         2.585
Series 1997-1, Class C, 7.42% 2007 (2,3)
Continental Airlines, Inc., pass-through certificates,                           4,757,717         4.348           .31
Series 1997-4, Class A, 6.90% 2018 (2)
Continental Airlines, Inc., pass-through certificates,                          10,000,000         9.676
Series 2000-1, Class A-1, 8.048% 2020 (2)
Continental Airlines, Inc., pass-through certificates,                           5,500,000         5.486
 Series 2000-1, Class B, 8.388% 2020 (2)
Continental Auto Receivables Owner Trust, Series 2000-A,                         8,250,000         8.190           .11
 Class A4, 7.42% 2004 (1)
Cox Radio, Inc. 6.375% 2005                                                      3,500,000         3.266           .04
Delta Air Lines, Inc., 1991 Equipment Certificates                               2,000,000         2.001           .03
Trust, Series K, 10.00% 2014 (1)
Deutsche Bank Capital Funding Trust I, 7.872%                                   10,000,000         9.181           .13
2049 (1,2,3)
DLJ Mortgage Acceptance Corp., Series 1996-CF1,                                  1,459,184         1.452           .02
Class A-1A, 7.28% 2028 (1)
EQCC Home Equity Loan Trust, asset-backed certificates,                          5,000,000         4.730           .06
Series 1999-2, Class A-4F, 6.753% 2027 (2)
Federal-Mogul Corp. 7.50% 2009                                                   5,000,000         3.810           .05
FIRSTPLUS Home Loan Owner Trust, Series 1997-1,                                  4,250,000         4.212           .06
Class A-6, 6.95% 2015 (2)
Ford Motor Credit Co. 7.50% 2005                                                15,000,000        14.810           .20
Fred Meyer, Inc. 7.375%-7.45% 2005-2008                                          5,000,000         4.747           .07
Freeport-McMoRan Copper & Gold Inc. 7.20% 2026                                   2,000,000         1.517           .02
GMAC Commercial Mortgage Securities, Inc.,                                      14,595,000        13.685           .19
pass-through certificates, Series 1998-C1, Class D,
6.974% 2030 (2)
Hasbro, Inc. 7.95%-8.50% 2003-2006                                              13,750,000        13.700           .19
Hearst-Argyle Television, Inc. 7.00% 2018                                        1,425,000         1.204           .02
Household Finance Corp. 7.875% 2007                                             15,000,000        14.845           .20
HSBC Capital Funding 9.547% 2022 (1,3)                                          10,000,000        10.182           .14
Jet Equipment Trust, Series 1995-B, Class C,                                     5,000,000         5.180           .07
9.71% 2015 (1)
Joseph E. Seagram & Sons, Inc. 6.625% 2005                                      10,000,000         9.278           .13
Liberty Media Corp. 7.875% 2009                                                 13,000,000        12.343           .17
Lockheed Martin Corp. 8.20% 2009                                                10,000,000         9.811           .13
McDermott Inc. 9.375% 2002                                                       6,000,000         5.108           .07
McKesson Corp. 6.40% 2008                                                        4,000,000         3.084           .04
Metris Master Trust, Series 2000-1, Class C,                                    11,000,000        11.045           .15
7.396% 2008 (1,3)
Midland Cogeneration Venture LP, Secured Lease                                   1,899,983         1.943           .03
Obligation Bonds, Series C-91, 10.33% 2002
Money Store Residential Trust 1997-1, Class M-1,                                15,000,000        13.915           .19
7.085% 2016
Morgan Stanley Aircraft Finance, Series 2,                                      10,000,000        10.000           .14
Class B2, 7.02% 2025 (1,3)
Nabisco, Inc. 6.375% 2035 (3)                                                   10,020,000         8.657           .12
Owens-Illinois, Inc. 7.85%-8.10% 2004-2007                                       2,000,000         1.913           .03
PanAmSat Corp. 6.00% 2003                                                        5,000,000         4.716           .06
Pegasus Aviation Lease Securitization, Series 2000-1,                           11,000,000        10.990           .15
Class A2, 8.37% 2030 (1)
Qwest Communications International Inc. 0%/9.47%                                 2,000,000         1.599           .02
2007 (4)
ReliaStar Financial Corp. 6.50% 2008                                             4,950,000         4.446           .06
Security National Mortgage Loan Trust, Series                                    6,800,000         6.614           .09
2000-1, Class A2, 8.75% 2024 (1,2)
SocGen Real Estate Co. LLC, Series A, 7.64% 2049 (1)                            10,000,000         9.035           .12
Tenet Healthcare Corp. 8.125% 2008                                               5,000,000         4.650           .06
TRW Inc. 7.125% 2009                                                            10,000,000         9.094           .12
Vodafone AirTouch PLC 7.625%-7.75% 2005-2010 (1)                                25,000,000        25.078           .34
WestPoint Stevens Inc. 7.875% 2005                                               5,000,000         4.100           .06
WMX Technologies, Inc. 6.375%-7.10% 2003-2026                                   12,749,000        11.511           .16
World Omni Master Owner Trust, Series 2000-1,                                    6,000,000         6.000           .08
Class B, 6.583% 2005 (3)
                                                                                            -----------   -----------
                                                                                                 543.617          7.44
                                                                                            -----------   -----------


GOVERNMENTS AND GOVERNMENTAL AUTHORITIES
Canadian Government 7.00% September 2001                                      C$40,000,000        27.299           .37
Fannie Mae:
!7.50% April 2030 (2)                                                          $ 1,000,000          .978           .11
!8.00% May 2030 (2)                                                              7,000,216         6.989
Federal Home Loan Banks:
!6.875% January 2005                                                            18,200,000        17.938           .38
!5.125% October 2008                                                            10,960,000         9.458
                                                                                            -----------   -----------
                                                                                                  62.662           .86
                                                                                            -----------   -----------


U.S. TREASURIES
6.50% May 2001                                                                   3,000,000         2.998           .04
8.00% May 2001                                                                   6,000,000         6.087           .09
7.50% November 2001                                                            100,000,000       101.125          1.38
14.25% February 2002                                                            75,000,000        84.281          1.15
6.50% May 2002                                                                 100,000,000        99.641          1.36
5.50% May 2003                                                                  10,000,000         9.691           .13
11.125% August 2003                                                             95,000,000       107.216          1.47
6.50% May 2005                                                                   7,500,000         7.485           .10
6.125% August 2007                                                               2,200,000         2.154           .03
8.375% August 2008                                                              33,000,000        34.495           .47
8.75% November 2008                                                            100,000,000       106.016          1.45
8.875% February 2019                                                             7,595,000         9.715           .13
6.375% August 2027                                                               9,000,000         9.190           .13
                                                                                            -----------   -----------
                                                                                                 580.094          7.93
                                                                                            -----------   -----------


                                                                                            -----------   -----------
TOTAL BONDS AND NOTES   (cost: $1,228.411 million)                                             1,186.373         16.23
                                                                                            -----------   -----------
TOTAL INVESTMENT SECURITIES (cost:  $5,564.084 million)                                        6,153.536         84.16



                                                                                Principal        Market       Percent
                                                                                   Amount         Value        of Net
SHORT-TERM SECURITIES                                                                        (Millions)        Assets
--------------------------------------------                                  -----------   -----------   -----------
CORPORATE SHORT-TERM NOTES

Alcoa Inc. 6.00%-6.10% due 5/24-7/12/2000                                       53,760,000        53.357           .73
Bell Atlantic Financial Services, Inc. 5.92%-6.05%                              86,100,000        85.653          1.17
 due 5/15-6/13/2000
BellSouth Capital Funding Corp. 6.02%-6.04% due                                 60,900,000        60.564           .83
 5/24-6/9/2000
CIT Group, Inc. 6.00%-6.04% due 5/1/2000                                        37,100,000        37.094           .50
E.I. du Pont de Nemours and Co. 5.85%-6.00% due 5/2/2000                        40,000,000        39.987           .55
Ford Motor Credit Co. 6.03%-6.07% due 6/8-6/20/2000                             33,800,000        33.540           .46
Fortune Brands Inc. 6.06%-6.13% due 6/7-7/12/2000 (1)                           55,000,000        54.494           .75
General Electric Capital Corp. 5.90%-6.05%                                      72,000,000        71.886           .98
due 5/9-5/10/2000
H.J. Heinz Co. 6.03%-6.04% due 5/5-5/19/2000                                    75,250,000        75.132          1.03
Household Finance Corp. 6.03% due 6/5/2000                                      41,230,000        40.981           .56
IBM Credit Corp. 5.95%-5.96% due 5/19/2000                                      64,500,000        64.295           .88
Monsanto Co. 5.87%-6.07% due 5/8-6/1/2000                                       75,000,000        74.787          1.02
Procter & Gamble Co. 6.02%-6.08% 5/24-6/6/2000                                  52,500,000        52.185           .71
SBC Communications Inc. 5.88%-6.05% due                                         76,000,000        75.701          1.04
5/18-5/30/2000 (1)
USAA Capital Corp. 5.86%-6.05% due 5/16-6/8/2000                                50,000,000        49.770           .68
                                                                                            -----------   -----------
                                                                                                 869.426         11.89
                                                                                            -----------   -----------
U.S. TREASURY SHORT-TERM NOTES
6.125%-8.75% due 5/15-9/30/2000                                               $280,000,000       281.062          3.84


                                                                                            -----------   -----------
TOTAL SHORT-TERM SECURITIES   (cost: $1,160.302 million)                                       1,150.488         15.73
                                                                                            -----------   -----------
EXCESS OF CASH AND RECEIVABLES OVER PAYABLES                                                       7.887           .11
                                                                                            -----------   -----------
TOTAL SHORT-TERM SECURITIES, CASH AND RECEIVABLES,                                             1,158.375         15.84
NET OF PAYABLES
                                                                                            -----------   -----------
NET ASSETS                                                                                   $7,311.911        100.00%
                                                                                            ===========   ===========



(1) Purchased in a private placement transaction;
resale to the public may require registration or sale only to qualified institutional buyers.
(2) Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturities.
(3) Coupon rate may change periodically.
(4) Step bond; coupon rate will increase at a later date.

ADR = American Depositary Receipts

See Notes to Financial Statements

CAPITAL INCOME BUILDER
Portfolio Summary - APRIL 30, 2000


Equity Securities Appearing
 in the Portfolio since October
 31, 1999

Castellum
Consolidated Edison
Hang Seng Bank
HKR International
Hubbell
IHC Caland
Iluka Resources
Irish Life & Permanent
Lloyds TSB Group
Louisiana-Pacific
Newell Rubbermaid
Northeast Utilities
OM Gruppen
Paperlinx
R.J. Reynolds Tobacco Holdings
Radiometer
RPM
Sara Lee
Somerfield
Southern


Equity Securities Eliminated
 from the Portfolio since October
 31, 1999

Bristol-Myers Squibb
CalEnergy Capital Trust
CarrAmerica Realty
Chase Manhattan
Conoco
Dominion Resources
Duke-Weeks Realty
DuPont
France Telecom
Imperial Credit Commercial Mortgage Investment
Philadelphia Suburban
US WEST
USX

Capital Income Builder
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES                                  Unaudited
at April 30, 2000                                  (dollars in       millions)
Assets:
Investment securities at market
 (cost: $5,564.084)                                                 $6,153.536
Short-term securities
 (cost: $1,160.302)                                                  1,150.488
Cash                                                                      .928
Receivables for --
 Sales of investments                                  $43.743
 Sales of fund's shares                                  3.393
 Dividends and accrued interest                         51.665          98.801
                                                  ------------ ---------------
                                                                     7,403.753
Liabilities:
Payables for --
 Purchases of investments                               33.943
 Repurchases of fund's shares                           10.324
 Management services                                     2.038
 Dividends on fund's shares                             42.279
 Accrued expenses                                        3.258          91.842
                                                  ------------ ---------------
Net Assets at April 30, 2000 -- (authorized                         $7,311.911
 capital stock -- 400,000,000 shares)                          ===============

Class A shares, $.01 par value
 Net assets                                                         $7,309.092
 Shares outstanding                                                177,638,759
 Net asset value per share                                              $41.15
Class B shares, $.01 par value
 Net assets                                                             $2.819
 Shares outstanding                                                     68,524
 Net asset value per share                                              $41.14

STATEMENT OF OPERATIONS                                              Unaudited
for the six months ended April 30, 2000            (dollars in       millions)
Investment Income:
Income:
 Dividends                                            $107.676
 Interest                                               94.258        $201.934
                                                  ------------

Expenses:
 Management services fee                                13.098
 Distribution expenses - Class A                         8.847
 Distribution expenses - Class B                          .002
 Transfer agent fee - Class A                            2.723
 Transfer agent fee - Class B                             .001
 Reports to shareholders                                  .009
 Registration statement and prospectus                    .358
 Postage, stationery and supplies                         .326
 Directors' fees                                          .077
 Auditing and legal fees                                  .052
 Custodian fee                                            .488
 Taxes other than federal income tax                      .111
 Other expenses                                           .109          26.201
                                                  ------------ ---------------
 Net investment income                                                 175.733
                                                               ---------------
Realized Gain and Change in Unrealized
 Appreciation on Investments:
Net realized gain                                                      392.027
Net change in unrealized appreciation on
 investments                                                          (823.588)
                                                               ---------------
 Net realized gain and change in unrealized
  appreciation on investments                                         (431.561)
                                                               ---------------
Net Decrease in Net Assets Resulting from
 Operations                                                           (255.828)
                                                               ===============

STATEMENT OF CHANGES IN NET ASSETS                 (dollars in       millions)

                                                    Six months            Year
                                                         ended           ended
                                                    4/30/2000*         10/31/99
                                                  ------------ ---------------
Operations:
Net investment income                               $  175.733      $  378.400
Net realized gain on investments                       392.027         329.823
Net change in unrealized appreciation
 on investments                                       (823.588)       (484.382)
                                                  ------------ ---------------
 Net (decrease) increase in net assets
  resulting from operations                           (255.828)        223.841
                                                  ------------ ---------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
 Class A                                              (169.564)       (376.344)
 Class B                                                 (.007)           .000
Distributions from net realized gain
 on investments:
 Class A                                              (294.288)       (510.675)
 Class B                                                  .000            .000
                                                  ------------ ---------------
 Total dividends and distributions                    (463.859)       (887.019)
                                                  ------------ ---------------
Capital Share Transactions:
Proceeds from shares sold                              308.295       1,227.223
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments                                           433.735         799.504
Cost of shares repurchased                          (1,483.205)     (1,337.580)
                                                  ------------ ---------------
 Net (decrease) increase in net assets                (741.175)        689.147
  resulting from capital share transactions       ------------ ---------------
Total (Decrease) Increase in Net Assets             (1,460.862)         25.969

Net Assets:
Beginning of period                                  8,772.773       8,746.804
                                                  ------------ ---------------
End of period (including
 undistributed net investment
 income of: $11.412 and $5.250, respectively)       $7,311.911      $8,772.773
                                                  ============ ===============
* Unaudited.

See Notes to Financial Statements

CAPITAL INCOME BUILDER
Notes to Financial Statements                     Unaudited

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   ORGANIZATION - Capital Income Builder, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a growing dividend together with a current yield which exceeds that paid by U.S. stocks generally. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agency fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only that class.

   SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Original issue discounts on securities are amortized daily over the expected life of the security. Amortization of market discounts on securities is recognized upon disposition. The fund does not amortize premiums on securities purchased.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily from net investment income. Distributions paid to shareholders are recorded on the ex-dividend date.

COMMON EXPENSES - Income, expenses other than class-specific expenses and realized and unrealized gains and losses are allocated daily between the classes based on their relative net asset values. Distribution expenses, transfer agent fees and other class-specific expenses are accrued daily and charged to the applicable share class.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended April 30, 2000, such non-U.S. taxes were $4,817,000.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, and other receivables and payables, on a book basis, were $328,000 for the six months ended April 30, 2000.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

   As of April 30, 2000, net unrealized appreciation on investments for federal income tax purposes aggregated $581,088,000; $1,136,704,000 related to appreciated securities and $555,616,000 related to depreciated securities. During the six months ended April 30, 2000, the fund realized, on a tax basis, a net capital gain of $392,355,000 on securities transactions. Net losses related to non-U.S. currency transactions of $328,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for federal income tax purposes was $6,722,936,000 at April 30, 2000.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $13,098,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on the following rates and average net asset levels:

                     Average Net Asset Level

Rate                 In Excess of                      Up to

0.24%                $0                                $1 billion

0.20%                $1 billion                        $2 billion

0.18%                $2 billion                        $3 billion

0.165%               $3 billion                        $5 billion

0.155%               $5 billion                        $8 billion

0.15%                $8 billion


The agreement also provides for fees based on 3% of the fund's monthly gross investment income. For purposes of the Investment Advisory and Service Agreement, gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets.

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution for Class A shares, the fund may expend up to 0.30% of Class A average daily net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Pursuant to a Plan of Distribution for Class B shares, the fund may expend up to 1.00% of Class B average daily net assets annually to compensate dealers for their selling and servicing efforts. During the six months ended April 30, 2000, distribution expenses under the Plans of Distribution for Class A and Class B shares were $8,847,000 and $2,000, respectively. As of April 30, 2000, accrued and unpaid distribution expenses for Class A and Class B shares were $2,790,000 and $2,000, respectively. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,056,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $2,724,000.

DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of April 30, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $303,000.

AFFILIATED DIRECTORS AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $1,552,169,000 and $1,485,370,000, respectively, during the six months ended April 30, 2000.


   As of April 30, 2000, net assets consisted of the following:

Capital paid in on shares of beneficial                $6,350,470,000
interest

Undistributed net investment income                    11,412,000

Accumulated net realized gain                          370,916,000

Net unrealized appreciation                            579,113,000

Net Assets                                             $7,311,911,000


Capital share transations in the fund were as follows:



                                                                         (dollars in millions)

                                        Six months ended April 30, 2000   Year ended October 31, 1999
                                                  Amount         Shares       Amount          Shares
Class A Shares:
  Sold                                 $                             7,2 $     1,227.           26,06
  Reinvested dividends and distributio                             10,44          799           17,23
  Repurchased                                          (1         (35,43      (1,337.          (28,64
   Net (decrease) increase in Class A                             (17,74          689           14,64
Class B Shares: +
  Sold                                                                            -                -
  Reinvested dividends and distributio                                            -                -
  Repurchased                                                                     -                -
   Net increase in Class B                                                        -                -
Total net (decrease) increase in fund  $                          (17,67 $        689           14,64


*  Unaudited.
+  Class B shares were offered for sale
commencing March 15, 2000.

   Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $488,000 includes $18,000 that was paid by these credits rather than in cash.


PER-SHARE DATA AND RATIOS
                                                                                             Net gains/
                                                                                            (losses) on
                                                                   Net asset                 securities
                                                                       value,       Net  (both realized
                                                          Period    beginning investment            and
                                                          Ended     of period     income    unrealized)
Class A: (2)                                               2000         $44.90  $.93 (3)    $(2.24) (3)
                                                           1999          48.40      1.93           (.70)
                                                           1998          46.14      2.09           3.87
                                                           1997          39.70      1.74           7.20
                                                           1996          36.27      1.95           3.92

Class B: (6)                                               2000          40.33   .13 (3)        .88 (3)




                                                                        Total  Dividends
                                                                         from (from net   Distributions
                                                          Period   investment investment  (from capital
                                                          Ended    operations    income)         gains)
                                                           2000       $(1.31)     $(.90)        $(1.54)
                                                           1999          1.23      (1.92)         (2.81)
                                                           1998          5.96      (2.09)         (1.61)
                                                           1997          8.94      (1.77)          (.73)
                                                           1996          5.87      (1.94)          (.50)

Class B: (6)                                               2000          1.01       (.20)             -






                                                                              Net asset
                                                          Period        Total value, end         Total
                                                          Ended Distributions  of period     return (2)

Class A: (2)                                               2000       $(2.44)      $41.15   (2.87)% (4)
                                                           1999         (4.73)      44.90          2.53%
                                                           1998         (3.70)      48.40          13.33
                                                           1997         (2.50)      46.14          23.16
                                                           1996         (2.44)      39.70          16.76

Class B: (6)                                               2000          (.20)      41.14      2.29 (4)



                                                                               Ratio of       Ratio of
                                                                  Net assets,   expenses     net income
                                                          Periodend of period to average     to average
                                                          Ended (in millions) net assets     net assets

Class A: (2)                                               2000        $7,309  0.65% (5)      4.42% (5)
                                                           1999         8,773        .64            4.15
                                                           1998         8,747        .64            4.35
                                                           1997         7,301        .65            4.04
                                                           1996         5,418        .71            5.19

Class B: (6)                                               2000             3    1.4 (5)       3.67 (5)



                                                                    Portfolio
                                                          Period     turnover
                                                          Ended          rate

Class A: (2)                                               2000    22.88% (7)
                                                           1999         20.56
                                                           1998         24.38
                                                           1997         27.65
                                                           1996         27.56

Class B: (6)                                               2000     22.88 (7)


(1) Excludes sales charge on A shares or
(2) The periods ended 1996 through 1999
represent fiscal years ended October 31;
the period ended 2000 represents the six months ended April 30 (unaudited).
(3) Based on average shares outstanding.
(4) Based on operations for the period shown and, accordingly, not representative of a full year.
(5) Annualized.
(6) Class B shares were not offered before March 15, 2000. Figures shown are for the period March 15 to April 30, 2000.
(7) Represents portfolio turnover rate for the six months ended April 30, 2000.

[The American Funds Group(r)]

Offices of the fund and of the investment adviser, Capital Research and Management
Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

Custodian of assets
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

Counsel
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of Capital Income Builder, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

For information about your account or any of the fund's services, or for a prospectus for any of the American Funds, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180, or visit www.americanfunds.com on the World Wide Web. Please read the prospectus carefully before you invest or send money.

There are two ways to invest in Capital Income Builder. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Class B shares, which are not available for certain employer-sponsored retirement plans, have no up-front sales charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time.

Printed on recycled paper
Litho in USA  DD/AL/4617
Lit. No. CIB-013-0600